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                                                                   EXHIBIT 10.8a



                                  AMENDMENT
                                      TO
                             ORYX ENERGY COMPANY
                        1992 LONG-TERM INCENTIVE PLAN


Pursuant to the provisions of Section 15.1 of the Oryx Energy Company 1992 Long-Term Incentive Plan, as amended through December 2, 1993 and restated (the "Plan"), the Plan is hereby amended, effective as of September 4, 1996, as follows:

1. Restate the first sentence of Section 4.1 of the Plan in its entirety to read as follows:

       This Plan shall be administered by the Committee, which shall consist of three or more directors of the Company, all of whom are "Non-Employee Directors," as such term is defined under the rules and regulations adopted, from time to time, by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act, including specifically but without limitation, Rule 16b-3 or any successor rule thereto.


                                      ORYX ENERGY COMPANY

                                      By:  /s/ FRANCES G. HEARTWELL
                                          ------------------------------------
                                      Name:    Frances G. Heartwell
                                            ----------------------------------
                                      Title:   Vice President, Human Resources
                                            ----------------------------------
                                               and Administration




Dated as of September 4, 1996.